Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO

SERIES A PREFERRED UNIT

PURCHASE AGREEMENT

among

PLAINS ALL AMERICAN PIPELINE, L.P.

and

THE PURCHASERS PARTY HERETO

AMENDMENT NO. 1 TO
 SERIES A PREFERRED UNIT PURCHASE AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) to that certain Series A Preferred Unit Purchase Agreement, dated as of January 12, 2016 (the “Agreement”), by and among PLAINS ALL AMERICAN PIPELINE, L.P., a Delaware limited partnership (the “Partnership”), and the purchasers set forth therein (the “Original Purchasers”), is made as of January 21, 2016, by and among the Partnership, the Original Purchasers, Stonepeak Infrastructure Fund LP (“Stonepeak I”) and Stonepeak Infrastructure Fund II LP (“Stonepeak II” and, together with Stonepeak I and the Original Purchasers, the “Purchasers”).

WHEREAS, the Partnership and the Original Purchasers are parties to the Agreement, pursuant to which the Partnership agreed to issue and sell, and the Original Purchasers agreed to purchase from the Partnership, certain of the Partnership’s Series A Preferred Units, in accordance with the provisions of the Agreement.

WHEREAS, the Partnership and the Original Purchasers desire to amend the Agreement as set forth in this Amendment in order to provide for the additional issuance and sale by the Partnership, and the purchase by Stonepeak I and Stonepeak II from the Partnership, of certain of the Partnership’s Series A Preferred Units, in accordance with the provisions of the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.              Definitions.  Capitalized terms used but not defined herein have the meanings given such terms in the Agreement.

2.              Amendment of Schedule A.  Schedule A of the Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment. As such, following the execution of this Amendment, those parties listed on Exhibit A to this Amendment shall be subject to the rights, obligations and benefits as a “Purchaser” in accordance with the terms and provisions of the Agreement.

3.              No Other Amendments; Continuing Effect.  Except as expressly amended hereby, the Agreement remains unmodified and in full force and effect as originally executed without waiver of any provision thereof. Whenever the Agreement is referred to in any agreement, document or other instrument, such reference will be to the Agreement as amended hereby.

4.              Binding Effect. This Amendment shall be binding upon the Partnership, each of the Purchasers and their respective successors and permitted assigns. Except as expressly provided in this Amendment, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Amendment and their respective successors and permitted assigns.

5.              Governing Law.  This Amendment, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Amendment or the

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negotiation, execution or performance of this Amendment (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Amendment), will be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws. Any action against any party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Delaware, and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Delaware over any such action. The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

6.              Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto execute this Amendment, effective as of the date first above written.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	Plains AAP, L.P., its sole member

By:	Plains All American GP LLC, its general partner

	By:	/s/ Al Swanson
	Name:	Al Swanson
	Title:	Executive Vice President and Chief Financial Officer

[Signature page to Amendment No. 1 to Purchase Agreement]

ENCAP ENERGY CAPITAL FUND X, L.P.

By:	EnCap Equity Fund X GP, L.P.,
General Partner of EnCap Energy Capital Fund X, L.P.

By:	EnCap Investments L.P.,
General Partner of EnCap Equity Fund X GP, L.P.

By:	EnCap Investments GP, L.L.C.,
General Partner of EnCap Investments L.P.

	By:	/s/ D. Martin Phillips
	Name:	D. Martin Phillips
	Title:	Authorized Signatory

ENCAP FLATROCK MIDSTREAM FUND III, L.P.

By:	EnCap Flatrock Midstream Fund III GP, L.P.,
General Partner of EnCap Flatrock Midstream Fund III, L.P.

By:	EnCap Flatrock Midstream Fund III GP, LLC
General Partner of EnCap Flatrock Midstream Fund III GP, L.P.

	By:	/s/ William R. Lemmons, Jr.
	Name:	William R. Lemmons, Jr.
	Title:	Authorized Signatory

[Signature page to Amendment No. 1 to Purchase Agreement]

EMG FUND IV PAA HOLDINGS, LLC

By:	/s/ John T. Raymond
Name:	John T. Raymond
Title:	Chief Executive Officer

[Signature page to Amendment No. 1 to Purchase Agreement]

FR KA PLAINS HOLDINGS LLC

	By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Authorized Person

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	KA Fund Advisors, LLC, as Manager

	By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Managing Director

KAYNE SELECT MIDSTREAM RECOVERY FUND, L.P.
By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

	By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON MLP FUND, L.P.
By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

	By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON MIDSTREAM INSTITUTIONAL FUND, L.P.
By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

	By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

[Signature page to Amendment No. 1 to Purchase Agreement]

KAYNE ANDERSON NON-TRADITIONAL INVESTMENTS, L.P.
By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

	By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KANTI (QP), L.P.
By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

	By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KAISER FOUNDATION HOSPITALS
By:	Kayne Anderson Capital Advisors, L.P.,
as its Manager

	By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

[Signature page to Amendment No. 1 to Purchase Agreement]

STONEPEAK PARTNERS LP, on behalf of STONEPEAK INFRASTRUCTURE FUND LP and STONEPEAK INFRASTRUCTURE FUND II LP

By:	Stonepeak Partners LLC, its general partner

	By:	/s/ Michael Dorrell
	Name:	Michael Dorrell
	Title:	Senior Managing Director

[Signature page to Amendment No. 1 to Purchase Agreement]

EXHIBIT A

Purchase Price Allocation

Purchaser and Address	Purchased Units	Funding Obligation

EnCap Energy Capital Fund X, L.P. 1100 Louisiana, Suite 4900 Houston, TX 77002 Attn: Brad Thielemann Email: BThielemann@encapinvestments.com	10,884,354	$285,714,292.50

EnCap Flatrock Midstream Fund III, L.P. 1100 Louisiana, Suite 4900 Houston, TX 77002 Attn: Sam Pitts Email: sp@efmidstream.com	10,884,354	$285,714,292.50

EMG Fund IV PAA Holdings, LLC c/o The Energy & Minerals Group LP 811 Main Street, Suite 4200 Houston, TX 77002 Attn: John T. Raymond and Laura L. Tyson Email: jraymond@emgtx.com; ltyson@emgtx.com	17,492,711	$459,183,663.75

FR KA Plains Holdings LLC 600 Travis Suite 6000 Attn: Gary D. Reaves Houston, TX 77002 Email: greaves@firstreserve.com; jbaker@kaynecapital.com	10,884,354	$285,714,292.50

Massachusetts Mutual Life Insurance Company 1800 Avenue of the Stars, 3rd Floor Attn: David Shladovsky Los Angeles, CA 90067 Email: dshladovsky@kaynecapital.com; jbaker@kaynecapital.com	388,727	$10,204,083.75

Kayne Select Midstream Recovery Fund, L.P. 1800 Avenue of the Stars, 3rd Floor Attn: David Shladovsky Los Angeles, CA 90067 Email: dshladovsky@kaynecapital.com; jbaker@kaynecapital.com	97,182	$2,551,027.50

Kayne Anderson MLP Fund, L.P. 1800 Avenue of the Stars, 3rd Floor Attn: David Shladovsky Los Angeles, CA 90067 Email: dshladovsky@kaynecapital.com; jbaker@kaynecapital.com	485,909	$12,755,111.25

Kayne Anderson Midstream Institutional Fund, L.P. 1800 Avenue of the Stars, 3rd Floor Attn: David Shladovsky Los Angeles, CA 90067 Email: dshladovsky@kaynecapital.com; jbaker@kaynecapital.com	388,727	$10,204,083.75

Kayne Anderson Non-Traditional Investments, L.P. 1800 Avenue of the Stars, 3rd Floor Attn: David Shladovsky Los Angeles, CA 90067 Email: dshladovsky@kaynecapital.com; jbaker@kaynecapital.com	23,324	$612,255.00

Kanti (QP), L.P. 1800 Avenue of the Stars, 3rd Floor Attn: David Shladovsky Los Angeles, CA 90067 Email: dshladovsky@kaynecapital.com; jbaker@kaynecapital.com	171,039	$4,489,773.75

Kaiser Foundation Hospitals 1800 Avenue of the Stars, 3rd Floor Attn: David Shladovsky Los Angeles, CA 90067 Email: dshladovsky@kaynecapital.com; jbaker@kaynecapital.com	3,887,269	$102,040,811.25

Stonepeak Infrastructure Fund LP 717 Fifth Avenue, 25th Floor New York, NY 10022 Attn: Adrienne Saunders Email: Saunders@stonepeakpartners.com and Attn: Jack Howell Email: howell@stonepeakpartners.com	3,887,270	$102,040,837.50

Stonepeak Infrastructure Fund II LP 717 Fifth Avenue, 25th Floor New York, NY 10022 Attn: Adrienne Saunders Email: Saunders@stonepeakpartners.com and Attn: Jack Howell Email: howell@stonepeakpartners.com	1,554,907	$40,816,308.75

Total:	61,030,127	$1,602,040,833.75